Exhibit 2.2


                                 AMENDMENT NO. 1

                                       TO

                          AGREEMENT AND PLAN OF MERGER

      This Amendment No. 1 to the Agreement and Plan of Merger (the "Agreement") dated as of August 13, 2004 by and among Franklin Street Properties Corp. (the "Company"), a Maryland corporation, the wholly-owned acquisition subsidiaries of the Company, each a Delaware corporation (each an "Acquisition Subsidiary" and, collectively, the "Acquisition Subsidiaries"), listed on the signature pages hereto and the other corporations, each a Delaware corporation (each, a "Target REIT" and, collectively, the "Target REITs"), also listed on the signature pages hereto, is dated as of March 10, 2005.

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

      1. The reference in Section 7.1(b) of the Agreement to "March 30, 2005" is hereby amended to read "May 15, 2005".

      2. This Amendment shall not be deemed to amend any other term or condition of the Agreement, each of which shall remain in full force and effect.

                      [signatures begin on following page]

      IN WITNESS WHEREOF, this Amendment No. 1 has been executed by each of the parties as of the date first set forth above.

                                COMPANY:

                                FRANKLIN STREET PROPERTIES CORP.


                                By: /s/ George J. Carter

                                    Name: George J. Carter
                                    Title: President and Chief Executive Officer


                                ACQUISITION SUBSIDIARIES:


                                MONTAGUE ACQUISITION CORP.


                                By: /s/ George J. Carter

                                    Name: George J. Carter
                                    Title: President


                                ADDISON CIRCLE ACQUISITION CORP.


                                By: /s/ George J. Carter

                                    Name: George J. Carter
                                    Title: President


                                ROYAL RIDGE ACQUISITION CORP.


                                By: /s/ George J. Carter

                                    Name: George J. Carter
                                    Title: President


                                COLLINS CROSSING ACQUISITION CORP.


                                By: /s/ George J. Carter

                                    Name: George J. Carter
                                    Title: President


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

                                TARGET REITS:


                                FSP MONTAGUE BUSINESS CENTER CORP.


                                By: /s/ George J. Carter

                                    Name: George J. Carter
                                    Title: President


                                FSP ADDISON CIRCLE CORP.


                                By: /s/ George J. Carter

                                    Name: George J. Carter
                                    Title: President


                                FSP ROYAL RIDGE CORP.


                                By: /s/ George J. Carter

                                    Name: George J. Carter
                                    Title: President


                                FSP COLLINS CROSSING CORP.


                                By: /s/ George J. Carter

                                    Name: George J. Carter
                                    Title: President


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